EXHIBIT 99.1

STOCK SUBSCRIPTION AGREEMENT

THIS STOCK SUBSCRIPTION AGREEMENT is entered into this 4th day of June, 2009 by and between Novus Acquisition and Development Corp. (“Subscriber”), a Nevada corporation whose principal address is 8261 SW 142 Street, Miami, FL 33158, and Imperial Petroleum, Inc., a Nevada corporation (the “Company”) located at PO Box 1006, Evansville, IN 47708.

WHEREAS the Company was incorporated under the laws of the State of Nevada on January 16, 1981, and is authorized to issue up to 150,000,000 shares of common stock, par value $0.006 per share; and

WHEREAS, Subscriber desires to subscribe for shares of the Company’s common stock.

NOW, THEREFORE, the parties agree as follows:

1. Subscription for Stock and Warrants (a) Subscriber hereby tenders its subscription and irrevocably subscribes for 16,400,000 shares of the common stock (the “Stock”) of the Company at a price of $0.20 U.S. per share to be paid in readily available funds, pursuant to the resolutions duly adopted at a meeting of the Company’s Board of Directors dated June 4, 2009 and whereby the Board of Directors authorized the issuance to the Subscriber of 16,400,000 shares of the Company’s common stock at a price of $0.20 U.S. per share. Upon acceptance of this Subscription, Subscriber specifically agrees to accept, adopt and be bound by each and every provision of this Agreement.

(b) It is understood and agreed that the Company shall have the right to accept or reject this Subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when this Agreement is signed by the Company.

(c) Subscriber agrees that this Subscription is irrevocable and that Subscriber cannot cancel, terminate or revoke this Subscription or any agreements of Subscriber hereunder and that this Subscription and such agreements shall survive the death or disability of the undersigned.

2. Subscriber Acknowledgements, Representations, Warranties and Agreements. Subscriber hereby makes the following acknowledgements, representations, warranties and agreements.

(a) Subscriber represents and warrants:

(i) That Subscriber is investing in Subscriber’s own name or in the capacity indicated herein;

(ii) That Subscriber is a corporation duly organized and validly existing under the laws of Nevada.

(iii) That Subscriber is an “Accredited Investor” as that term is defined in the 1933 Securities Act.

(iv) That Subscriber, either alone or together with Subscriber’s legal, tax, business and financial advisors, has sufficient knowledge and experience in business financial and investment matters to evaluate the merits and risks of an investment in the Company.

(b) Speculative Nature and Risk. Subscriber understands and acknowledges the speculative nature of and risks of loss associated with an investment in the Stock, which may be subject to dilution. Subscriber understands and acknowledges that the Stock subscribed for constitutes an investment which is suitable and consistent with Subscriber’s overall investments program and that Subscriber’s financial condition enables Subscriber to bear the risks of this investment for an indefinite period of time, which may include the total loss of any and all payments made to the Company. Subscriber further represents that Subscriber has adequate means of providing for his current financial needs and personal contingencies and no need for liquidity on this investment and that Subscriber has sufficient financial and business experience to evaluate the merits and risks of an investment in the Company.

(c) Federal or State Securities Laws. Subscriber understands and acknowledges that the Stock being subscribed for has not been registered under the Securities Act of 1933, as amended (the “Act”), or the applicable securities laws of any other state and Subscriber is aware that no federal or state agency has made any review, finding or determination regarding the terms of the purchase of the Stock nor any recommendation or endorsement of the Stock as an investment, and Subscriber must forego the security, if any, that such a review would provide.

(d) Acquisition for Own Account. Subscriber understands and acknowledges that the Stock is being offered and sold under an exemption from registration provided by Section 4 (2) of the Act, and exemptions provided by the securities laws in the State of Nevada and those other states in which the Company’s common stock is being offered or sold, and Subscriber warrants and represents that the Stock subscribed for is being acquired by Subscriber solely for Subscriber’s own account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. Subscriber represents and warrants that Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Stock subscribed for or which would guarantee Subscriber any profit or protect Subscriber against any loss with respect to the Stock. Further, Subscriber has no plans to enter into any such agreement or arrangement, and, consequently, Subscriber must bear the economic risk of an investment in the Stock for an indefinite period of time.

(e) Limitations on Resale or Transfer. Subscriber understands and acknowledges that the Stock will be “restricted” as defined in Rule 144 under the Act and that therefore Subscriber can not offer to sell or otherwise transfer or distribute the Stock without registration thereof under both the Act and any applicable state securities laws, or unless an exemption is, in the opinion of the Company’s council, available to Subscriber under the Act and any applicable state securities laws. Such exemption will be noted on the books of the Company and that the stock certificate representing the Stock will bear a typewritten legend setting forth the restriction on the Stock’s transferability in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

(f) Independent Investigation and Advisors. Subscriber represents and warrants that in making the decision to acquire the Stock, Subscriber has relied upon his independent investigation of the Company and those of Subscriber’s representatives, including Subscriber’s own professional legal, tax, business and advisors, and that Subscriber and Subscriber’s representatives have been given the opportunity to examine all relevant documents and to ask questions of and receive answers from the Company, or person(s) acting on its behalf concerning the terms and conditions of Subscriber’s purchase of the Stock and any other matters concerning an investment in the Company, and to obtain any additional information Subscriber deemed necessary to verify the accuracy of the information provided.

3. Reliance by Company. Subscriber understands and acknowledges that the Company will rely upon the representations, warranties, agreements and understandings made herein in making its decision whether to accept Subscriber’s Subscription, and that the foregoing representations, warranties, agreements and understandings shall survive any acceptance or rejection of a Subscription for the Stock.

4. Indemnification. Subscriber agrees to indemnify and hold harmless the Company from and against any and all loss, damage or liability (including attorney’s fees) due to or arising out of a breach of any representation or warranty of Subscriber contained in the Agreement.

5. Assignment. Subscriber agrees not to transfer or assign this Agreement, or any of Subscriber’s interest herein.

6. Entire Agreement. This Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Nevada. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in writing executed by all of the parties hereto.

IN WITNESS WHEREOF, Subscriber has executed and agrees to be bound by this Agreement on the day and year first above written.

Novus Acquisition and Development Corp.

Print name of the Subscriber

as it should appear on Stock

Certificate                      1

33-0988798

Print the Subscriber’s

Social security number or Federal

Tax ID Number

The foregoing Subscription is hereby accepted on behalf of the Company this 4th day of June 2009 by its President.

IMPERIAL PETROLEUM, INC.

Jeffrey T. Wilson
Jeffrey T. Wilson, President